                           SCHEDULE 14A
                          (Rule 14a-101)

             INFORMATION REQUIRED IN PROXY STATEMENT

                     SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.   )




Filed by the Registrant  [X]
Filed by a party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary proxy statement    [ ]Confidential, for use of the Commission
[X]  Definitive proxy statement        only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

        ________________________Photronics, Inc._________________________
               (Name of Registrant as specified in Its Charter)
        _________________________________________________________________
     (Name of Person[s] Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]   No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
      (1)   Title of each class of securities to which transaction applies:
            ______________________________________________________________
      (2)   Aggregate number of securities to which transaction applies:
            ______________________________________________________________
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
            ______________________________________________________________
      (4)   Proposed maximum aggregate value of transaction:
            ______________________________________________________________
      (5)   Total fee paid:
            ______________________________________________________________
[  ]  Fee paid previously with preliminary materials.
            ______________________________________________________________
[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      (1)   Amount previously paid:
            ______________________________________________________________
      (2)   Form, schedule or registration statement number:
            ______________________________________________________________
      (3)   Filing party:
            ______________________________________________________________
      (4)   Date filed:
            ______________________________________________________________




                           PHOTRONICS, INC.
                       1061 East Indiantown Road
                        Jupiter, Florida  33477
                            (561) 745-1222

----------------------------------------------------------------------

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON MARCH 18, 1998

                             -------------


TO THE SHAREHOLDERS OF PHOTRONICS, INC.


           Notice is hereby given that the Annual Meeting of Shareholders of Photronics, Inc. will be held at the Hotel Inter-Continental, 111 East
48th Street, New York, New York 10017, on March 18, 1998, at 10:00 a.m. local time, for the following purposes:


1) To elect five (5) members of the Board of Directors, each to serve until the next Annual Meeting;


2)  To approve the 1998 Stock Option Plan of the Company;


3) To ratify the appointment of Deloitte & Touche LLP as the independent certified public accountants of the Company for the 1998 fiscal year end; and


4) To transact such other business as may properly come before the meeting or any adjournments thereof.


           The Board of Directors has fixed February 9, 1998 as the record date for determining the holders of Common Stock entitled to notice of and to vote at the meeting.

           WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.


                                          By Order of the Board of Directors



                                          Jeffrey P. Moonan
                                          Secretary


February 12, 1998

                            PHOTRONICS, INC.
                       1061 East Indiantown Road
                        Jupiter, Florida  33477
                             (561) 745-1222

-------------------------------------------------------------------------

                            PROXY STATEMENT

                For the Annual Meeting of Shareholders
                     to be held on March 18, 1998


           The enclosed proxy is solicited by the Board of Directors (the "Board" or "Board of Directors") of Photronics, Inc. (the "Company"), 1061 East Indiantown Road, Jupiter, Florida 33477, to be voted at the Annual Meeting of Shareholders to be held on March 18, 1998, at 10:00 a.m. local time at the Hotel Inter-Continental, 111 East 48th Street, New York, New York 10017, or any adjournments thereof (the "Annual Meeting"). At the Annual Meeting, the presence in person or by proxy of the holders of a majority of the total number of shares of outstanding stock will be necessary to constitute a quorum.

           The persons named as proxies on the accompanying proxy card have informed the Company of their intention, if no contrary instructions are given, to vote the shares represented by such proxies in favor of the election as directors of the Company of those persons named as management's nominees; in favor of the approval of the 1998 Stock Option Plan; in favor of the selection of Deloitte & Touche LLP as independent certified public accountants of the Company for the 1998 fiscal year; and in accordance with their best judgment on any other matters which may come before the meeting. The Board of Directors does not know of any business to be brought before the Annual Meeting other than as indicated in the notice.

           Any shareholder who executes and delivers a proxy may revoke it at any time prior to its use upon (a) receipt by the Secretary of the Company of written notice of such revocation; (b) receipt by the Secretary of the Company of a duly executed proxy bearing a later date;
or (c) appearance by the shareholder at the meeting and his request for the return of his proxy. Any such notice or proxy should be sent to Photronics, Inc., 1061 East Indiantown Road, Jupiter, Florida 33477,
Attention: Jeffrey P. Moonan. Appearance at the meeting without a request for return of a proxy will not revoke a previously executed and delivered proxy.

           Only shareholders of record at the close of business on February 9, 1998 are entitled to notice of and to vote at the Annual Meeting. As of February 9, 1998, there were 24,319,080 shares of Common Stock issued and outstanding, each of which is entitled to one vote. Unless otherwise noted in this proxy statement, all matters to come before the meeting that are listed in the Notice of Meeting require, to be adopted, the affirmative vote of a majority of those shares, present in person or by proxy and voting at the Annual Meeting, assuming that a quorum is present. Abstentions will be considered as present but will not be considered as votes in favor of any matter; broker non-votes will not be considered as present for the matter as to which the shares are not voted. This proxy statement and the attached form of proxy are first being sent or given to shareholders on or about February 17, 1998.

                         OWNERSHIP OF COMMON
                     STOCK BY DIRECTORS, NOMINEES,
                 OFFICERS AND CERTAIN BENEFICIAL OWNERS

           To the best knowledge of the Company based on information filed with the Securities and Exchange Commission and the Company's stock records, the following table sets forth the beneficial ownership of the Company's
Common Stock as of December 31, 1997, by (i) beneficial owners of more than five percent of the Company's Common Stock, (ii) each director,
(iii) each nominee for director, (iv) each executive officer named in the summary compensation table set forth below, and (v) all directors and executive officers of the Company as a group.

 Name and Address            Amount and Nature of      Percentage
of Beneficial Owner         Beneficial Ownership(1)     of Class

Robert J. Bollo                      31,250(2)             *
 1061 East Indiantown Road
 Jupiter, FL  33477


Walter M. Fiederowicz                52,550(2)(3)          *
 39 Painter Hill Road
 Woodbury, CT  06798


Joseph A. Fiorita, Jr.               40,400(2)             *
 146 Deer Hill Avenue
 Danbury, CT  06810


Yukio Tagawa                      3,180,000(5)            13.1%
 Toppan Printing Co., Ltd.
 1, Kanda Izumi-cho
 Chiyoda-ku
 Tokyo, Japan 101


Constantine S. Macricostas        2,942,492(2)(4)         12.0%
 1061 East Indiantown Road
 Jupiter, FL  33477


Macricostas Partners, L.P.        2,280,000                9.4%
 1122 Bel Air
 Allen, Texas  75013


Jeffrey P. Moonan                   128,750(2)             *
 1061 East Indiantown Road
 Jupiter, FL  33477


Putnam Investments                1,964,264                8.1%
 One Post Office Square
 Boston, MA  02109

 Name and Address            Amount and Nature of      Percentage
of Beneficial Owner         Beneficial Ownership(1)     of Class

Toppan Printing Co., Ltd.         3,180,000               13.1%
 1, Kanda Izumi-cho
 Chiyoda-ku
 Tokyo, Japan 101

Michael J. Yomazzo                  351,718(2)(6)          1.4%
 1061 East Indiantown Road
 Jupiter, FL  33477


Directors and Executive           6,727,160(7)            27.1%
 Officers as a group
     (7 persons)

-------------
 *  Less than 1%
-------------

(1) Except as otherwise indicated, the named person has the sole voting and investment power with respect to the shares of the Company's Common Stock set forth opposite such person's name.

(2) Includes shares of Common Stock subject to stock options exercisable as of December 31, 1997 as follows: Mr. Bollo (31,250); Mr. Fiederowicz (33,700); Mr. Fiorita (33,700); Mr. Macricostas (175,000); Mr. Yomazzo (130,300); and Mr. Moonan (106,200). Also includes shares subject to forfeiture under restricted stock award grants as follows: Mr. Fiederowicz (6,000) and Mr. Fiorita (6,000).

(3) Includes 12,050 shares owned by the wife of Mr. Fiederowicz and 800 shares owned by his child, as to which shares he disclaims beneficial ownership.

(4) Includes 34,000 shares held by the wife of Mr. Macricostas as to which shares he disclaims beneficial ownership. Also includes 2,280,000 shares owned by Macricostas Partners, L.P., of which Mr. Macricostas is a limited partner and 50,618 shares owned by the corporate general partner of such partnership of which Mr. Macricostas is President and Director and a significant shareholder. Mr. Macricostas disclaims ownership of those shares not represented by his ownership interests.

(5) Includes 3,180,000 shares owned by Toppan Printing Co., Ltd. of which Mr. Tagawa is a director, as to which shares Mr. Tagawa disclaims ownership.

(6) Also includes 50,000 shares held by the wife of Mr. Yomazzo as to which shares he disclaims beneficial ownership. Also includes 86,000 shares owned by Yomazzo Associates Limited Partnership of which Mr. Yomazzo is a general partner and a limited partner. Mr. Yomazzo disclaims ownership of those shares not represented by his ownership interests.

(7)  Includes the shares listed in notes (2), (3), (4), (5) and (6), above.


                         ELECTION OF DIRECTORS

           A board of five (5) directors is to be elected at the Annual Meeting. The names of, and certain information with respect to, the nominees for election as directors, to serve until the 1999 Annual Meeting of Shareholders and until their successors are elected and qualified, are set forth below and were furnished to the Company by the nominees.

           If, for any reason, any of the nominees shall become unavailable for election, the individuals named in the enclosed proxy may exercise their discretion to vote for any substitutes chosen by the Board of Directors, unless the Board of Directors should decide to reduce the number of directors to be elected at the Annual Meeting. The Company has no reason to believe that any nominee will be unable to serve as a director. There are no family relationships between any directors or executive officers of the Company.

Nominees to be elected by the shareholders:

                                 Director
     Name and Age                 Since   Position with the Company

Walter M. Fiederowicz(1).........  1984   Director
      (51 years)

Joseph A. Fiorita, Jr.(1)........  1987   Director
      (53 years)

Yukio Tagawa.....................  1995   Director
      (60 years)

Constantine S. Macricostas.......  1974   Chairman of the Board
      (62 years)

Michael J. Yomazzo...............  1977   President
      (55 years)                          Chief Executive Officer
                                          Director

--------------
(1) Member of the Audit Committee and the Compensation Committee.
--------------


           For the past five years, the principal occupation of each nominee has been substantially as set forth in the above table, except as follows:

           Since August 1997, Walter M. Fiederowicz has been a private investor and consultant. From April 1997 until August 1997, he served as the President and Chief Executive Officer of WorldCorp., Inc., a holding company that owns shares of common stock of World Airways, Inc. (a leading provider of long-range passenger and cargo air transportation services to major airlines) and of InteliData Technologies Corporation (a provider of caller identification based telecommunications devices, smart telephones and on-line electronics information services). Mr.
Fiederowicz served as chairman of Colonial Data Technologies Corp., (a distributor of telecommunications equipment which subsequently merged into InteliData Technologies Corporation) from August 1994 to March 1996.
From January 1991 until July 1994, he held various positions, including executive vice president and chairman and served as director of Conning and Company (the parent company of an investment firm). Mr. Fiederowicz also serves as a director of Blau Marketing Technologies, Inc. (a marketing firm), First Albany Companies, Inc. (the parent of a broker-dealer) and Compensation Value Alliance, Inc. (a provider of workers' compensation-related services).

           Joseph A. Fiorita is a partner in Fiorita, Kornhaas and Van Houten, P.C., the independent certified public accountants for the Company from May 1973 through October 1984.

           Constantine S. Macricostas, in addition to his current position, served as Chief Executive Officer from 1974 until August 1997. Mr. Macricostas also serves as a director of Nutmeg Federal Savings and Loan Association and the DII Group, Inc. (a provider of integrated electronic manufacturing products and services).

                  Yukio Tagawa has served as a Director of the Company since January 1997. Mr. Tagawa has served as Vice Divisional Manager for the Electronics Division of Toppan since June 1996 and as a Director of Toppan from June 1995. Prior to assuming such duties, Mr. Tagawa served in other managerial capacities with Toppan since March 1991. Toppan is a diversified manufacturing company with operations in printing and electronics industries (including photomask manufacture) and had revenues in excess of $11 billion during its last fiscal year.

           Michael J. Yomazzo has served as Chief Executive Officer since August 1997 and as President since January 1994. From November 1990 until January 1994, he served as Executive Vice President, from July 1989 until November 1990, he served as Senior Vice President - Finance and Planning and since 1977, he has served as a Vice President of the Company with responsibilities which included finance, sales and marketing.


MEETINGS AND COMMITTEES OF THE BOARD

           The Board of Directors met four times during the 1997 fiscal year. During fiscal 1997, each director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which such director served.

           The Company has an Audit Committee and a Compensation Committee. The Audit Committee's functions include recommending to the Board of Directors the engagement of the Company's independent certified public accountants, reviewing with such accountants the plan for and results of their auditing engagement and the independence of such accountants. The Audit Committee held four meetings during the 1997 fiscal year. The Compensation Committee's functions include establishing compensation for the executive officers of the Company and administration of the Company's stock plans. The Compensation Committee held six meetings during the 1997 fiscal year. The Company does not have a nominating committee.


                        EXECUTIVE COMPENSATION

           The following tables set forth certain compensation paid by the Company for services rendered during each of the three fiscal years during the period ended October 31, 1997 for each of the individuals who served as an executive officer of the Company during fiscal 1997.

                      Summary Compensation Table
---------------------------------------------------------------------------
                                |   Annual      |     Long-Term    |
                                | Compensation  |   Compensation   |  All
                                |-------------- |------------------| Other
                                |       |       |      Awards      | Comp-
                                |       |       |------------------| ensa-
                                |       |       |Restricted| Stock | tion
 Name/Principal Position    Year|Salary | Bonus |  Stock   |Options|  ($)
                                |  ($)  |  ($)  |    ($)   |  (#)  |  (1)
 -------------------------------|-------|-------|----------|-------|-------
 Constantine S. Macricostas 1997|329,250|354,250|     0    |      0| 84,500
 Chief Executive Officer    1996|322,249|322,249|     0    |100,000| 79,750
 and Director(2)            1995|306,859|370,635|     0    |      0| 79,620
                                |       |       |          |       |
                                |       |       |          |       |
 Michael J. Yomazzo         1997|277,290|302,290|     0    |      0| 65,392
 President, Chief Executive 1996|251,836|251,836|     0    | 70,000| 59,262
 Officer, Chief Operating   1995|239,845|303,635|     0    | 25,000| 59,620
 Officer and Director (2)       |       |       |          |       |
                                |       |       |          |       |
                                |       |       |          |       |
 Jeffrey P. Moonan          1997|169,628|189,628|     0    |      0| 29,280
 Senior Vice President,     1996|161,550|161,550|     0    | 35,000| 25,731
 General Counsel and        1995|153,835|178,242|     0    |      0| 27,588
 Secretary                      |       |       |          |       |
                                |       |       |          |       |
                                |       |       |          |       |
 Robert J. Bollo            1997|133,421|126,673|     0    |      0|  5,337
 Vice President/Finance     1996|125,954| 50,000|     0    | 35,000|  2,519
 and Chief Financial        1995|119,961| 50,000|     0    |      0|  1,292
 Officer (3)                    |       |       |          |       |
 --------------------------------------------------------------------------

 (1) Represents premiums paid on life insurance policies owned by the individual or their designee as to which the Company shall be entitled to be repaid unless the respective individual satisfies certain length of service requirements.  The amount of such premiums is as follows:
     Mr. Macricostas ($75,000); Mr. Yomazzo ($55,000); and Mr. Moonan ($22,500). Also represents matching contributions by the Company pursuant to the Company's Savings and Profit Sharing (401-k) Plan as follows: Mr. Macricostas ($9,500); Mr. Yomazzo ($10,392); Mr. Moonan ($6,780); and
     Mr. Bollo ($5,337).
 (2) Mr. Macricostas served as Chief Executive Officer until August 15, 1997 and Mr. Yomazzo has served as Chief Executive Officer since August 15,
     1997.
    -----------------------------------------------------------------------

           The Company has agreed that if the employment of Messrs. Macricostas, Yomazzo or Moonan is terminated under certain conditions, such officer will be entitled to continued salary and benefits for one year. In addition, the Company has entered into agreements providing that each of Messrs. Macricostas and Yomazzo will serve as a consultant to the Company upon their respective retirements for a period of up to three (3) years for a consulting fee of up to $175,000 per year. Messrs. Macricostas and Yomazzo are also entitled to continued benefits until age 65.

           The Company maintains stock option plans which allow for the grant of stock options and restricted stock awards to directors and executive officers of the Company as well as other employees of the Company. The Company's stock option plans do not provide for the issuance of stock appreciation rights ("SAR's"). There were no option grants during fiscal 1997 to the executive officers named in the summary compensation table.
The following table sets forth information with respect to option exercises and the value of options held by such executive officers.

            Aggregated Option Exercises in Last Fiscal Year
                   and Fiscal Year-End Option Values
-------------------------------------------------------------------------
                                        Number  of         Value of
                                        Securities        Unexercised
                                        Underlying       in-the-money
                                        Unexercised        Options at
                Shares                  Options  at      Fiscal Year End
               Acquired               Fiscal Year End          ($)
                  on       Value      ---------------   -----------------
               Exercise   Realized    Exerciseable /     Exerciseable /
     Name        (#)        ($)       Unexerciseable     Unexerciseable
------------   --------   ---------   ---------------   -----------------
Constantine
 Macricostas    141,256   2,590,624   175,000/75,000    2,976,550/670,350

Michael J.
 Yomazzo          -0-         -0-     130,300/52,500    2,202,770/469,245

Jeffrey P.
 Moonan          32,500     923,848   106,250/26,250    1,852,738/234,623

Robert J.
 Bollo            -0-         -0-      31,250/33,750      393,680/339,780
-------------------------------------------------------------------------


DIRECTORS' COMPENSATION

           A fee of $1,500 for each directors' meeting attended is payable to directors who are not also employees of the Company. Until June 1997, the Chairman and other members of the Compensation and Audit Committees also received a fee of $5,000 and $2,500, respectively, per year pro-rated, for service on each such committee. Commencing June 1997, members of the Compensation and Audit Committee were granted restricted stock awards of 3,000 shares for their service on each of such committees over the ensuing three (3) years, such shares to vest ratably each year.

           During fiscal 1997, the Company retained Joseph Fiorita as a consultant to perform certain accounting and tax services. Fees paid to Mr. Fiorita in this capacity aggregated $36,000.


CERTAIN TRANSACTIONS

           The Company continues to lease a building at one of its manufacturing facilities and a contiguous parcel of land from entities controlled by Constantine S. Macricostas. The rent paid to these entities for the fiscal year ended November 2, 1997 was $135,309.

           Financing for construction of such leased building and certain equipment was provided through the sale of industrial development bonds issued by the Connecticut Development Authority (the "CDA"). As lessee, the Company was obligated to serve as guarantor of certain of the bonds issued by the CDA. As of November 2, 1997 there were outstanding a total of approximately $468,000 of industrial development bonds for which the Company serves as guarantor.

           The Company believes that the terms of the transactions described above with affiliated persons were no less favorable to the Company than the Company could have obtained from non-affiliated parties.

           The Board of Directors of the Company has also established a committee composed of Messrs. Fiederowicz and Fiorita to evaluate the purchase from Constantine S. Macricostas of a parcel of land contiguous to the Company's Brookfield, CT operation. It is expected that this purchase, if completed, would occur in fiscal 1998.

           The Company and Toppan have engaged in numerous ongoing commercial transactions for the purchase and sale of raw materials and finished goods at prices based upon competitive market prices. The total amount of sales by the Company to or from Toppan aggregated approximately
$6,944,000 during fiscal 1997. The Company believes these transactions are negotiated as arm's-length transactions and were no less favorable to the Company than the Company could have obtained from non-affiliated parties. The Company and Toppan also entered into an agreement whereby the companies share certain technology.


                     COMPENSATION COMMITTEE REPORT
                       ON EXECUTIVE COMPENSATION

           The Compensation Committee of the Board of Directors was established during fiscal 1992 and is responsible for the establishment of executive compensation and administration of the Company's stock plans.

           The Committee's philosophy is that executive compensation must be competitive with other comparable employers to insure that qualified employees can be attracted and retained and that the Company's compensation practices should provide incentives and rewards for achieving or exceeding company goals and for creating a return to the Company's shareholders. The Committee uses three components to achieve these goals: base salary, bonuses and stock based awards.

           The Committee evaluates and establishes base salary levels in light of economic conditions and comparisons to other similarly situated companies. Bonuses, if any, are dependent upon a subjective evaluation of the Company's performance and achievement of its financial and other goals during the relevant period. Stock options and restricted stock awards, which the Compensation Committee believes provide a strong link between executive compensation and shareholder return, are used to provide long-term incentives which are based on shareholder return.

           While Section 162(m) of the Internal Revenue Code limits the deductibility of certain compensation (in excess of $1,000,000 per year) paid by the Company to named executive officers unless certain formal requirements are satisfied, the Committee believes that its ability to subjectively evaluate executive officer performance is an important part of its function and its ability to provide incentives. Additionally, compensation to the named executive officers has historically not exceeded deductibility limits under this Section. Accordingly, the Committee has not required that all compensation programs comply with such Section although the Committee considers compliance with such
Section in establishing individual compensation components.

           In establishing compensation levels for the executive officers of the Company, the Committee in 1992 considered compensation at companies in the electronics industries with similar levels of sales and capital.
The companies considered were not necessarily the same as those included in the performance chart below due to the difference in the size of the companies considered. The Committee adjusted executive compensation in connection with this review. Generally, the Committee believes that its expectation of performance from the Company and its executive officers should allow executive compensation to fall within the median to 75th percentile of compensation at this comparison group. Since that time, salary adjustments for the executive officers have been in accordance with the salary adjustment budgets for the Company's other employees.
The Committee believes that its three-part approach provides reasonable compensation to the executive which is aligned with the Company's needs and results and balances both short and long-term goals.

           Mr. Macricostas' compensation for 1997 was determined based on this analysis. Mr. Macricostas' base salary was adjusted in 1997 in accordance with the salary budget for other employees of the Company.
The Committee also approved the payment of a bonus to Mr. Macricostas based on its subjective evaluation of his efforts during fiscal 1997 and of the Company's performance during the year. Prominent factors in this determination were the Company's ability to recognize record levels of sales, earnings and other performance criteria during the year and to successfully expand its operations.

           In fiscal 1996, the Company had granted stock options to Mr. Macricostas which were intended to cover more than one (1) year and accordingly, the Committee did not grant any additional stock based compensation to Mr. Macricostas during fiscal 1997.

           In August 1997, when Mr. Yomazzo assumed Chief Executive Officer responsibilities from Mr. Macricostas, the Compensation Committee increased Mr. Yomazzo's base salary and provided for the future issuance of stock options to Mr. Yomazzo in light of his new responsibilities. At the same time, the Committee reduced Mr. Macricostas' base salary.

           The compensation for the other executive officers was determined based on the same factors used to determine Mr. Macricostas' and Mr. Yomazzo's compensation.


                                    Respectfully submitted,


                                    Joseph A. Fiorita, Jr.
                                    Walter M. Fiederowicz

                           PERFORMANCE GRAPH

           The following graph compares the yearly percentage change at October 31(*) of the indicated year in the Company's cumulative total shareholder return on its common stock with the cumulative total shareholder return on (i) securities traded on the NASDAQ market, and (ii) publicly traded securities of companies which have indicated that their business falls within Standard Industrial Classification (SIC) Code 367 (Electronic
Components and Accessories). Although the Company believes this graph reflects favorably on the Company, it does not believe that the comparison is necessarily useful in determining the quality of the Company's performance or in establishing executive compensation.


         Comparison of Five-Year Cumulative Total Return Among Photronics, Inc., NASDAQ Over-the-Counter Securities
            and Publicly Traded Companies with SIC Code 367
    ------------------------------------------------------------------
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600|------------------------------------------------------------------|
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   |                                                              3   |
500|------------------------------------------------------------------|
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   |                                     1                            |
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   |                                                 1                |
400|------------------------------------------------------------------|
   |                                                                  |
   |                                                 3                |
   |                                     3                            |
   |                                                                  |
300|------------------------------------------------------------------|
   |                                                                  |
   |                         1                                        |
   |                                                              2   |
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200|------------------------------------------------------------------|
   |                         3                       2                |
   |             3                       2                            |
   |             1                                                    |
   |             2           2                                        |
100|------------------------------------------------------------------|
    1992        1993        1994        1995        1996        1997

  -------------------------------------------------------------------
 |                         | 1992 | 1993 | 1994 | 1995 | 1996 | 1997
 |-------------------------|------|------|------|------|------|------
 |1 Photronics, Inc.       |100.00|141.03|276.92|454.30|415.80|660.28
 |-------------------------|------|------|------|------|------|------
 |2 NASDAQ Stock Market    |100.00|131.23|139.52|165.50|194.35|254.71
 |  (US) Index             |      |      |      |      |      |
 |-------------------------|------|------|------|------|------|------
 |3 Publicly Traded Compan-|100.00|155.36|186.40|347.73|374.54|528.46
 |  ies with SIC Code 367  |      |      |      |      |      |
  -------------------------------------------------------------------


-------
* Commencing in fiscal 1997, the Company's formal fiscal year end is determined in accordance with a 52-week fiscal year. However, for consistency in reporting periods, a nominal year end of October 31 has been used in the presentation.
-------

                ADOPTION OF THE 1998 STOCK OPTION PLAN

           The Board of Directors of the Company believes that the Company's existing Stock Option Plans have been worthwhile in attracting and retaining qualified personnel. As of December 31, 1997, there were 78,021 shares available for grants under the Plans. In view of such fact, on January 20, 1998, the Board of Directors adopted, subject to shareholder approval, the 1998 Stock Option Plan (the "1998 Plan"), covering a maximum of 1,000,000 shares of Common Stock. In the judgment of the Board, the ability to issue qualified and non-qualified incentive stock options and restricted stock awards under the 1998 Plan will permit achieving the maximum incentive effect for employees, considering tax and other laws, individual circumstances of employees and incentives currently offered by other corporations with which the Company must compete in attracting and retaining qualified employees. Shareholder approval is requested for the 1998 Plan, the text of which is set forth in Appendix "A" of this Proxy Statement.

           Options may be granted to any employee or director of the Company and options under the 1998 Plan may be qualified or non-qualified incentive stock options provided that qualified incentive stock options may only be granted to employees. The 1998 Plan also allows options to be characterized as "performance stock options" and allows for the grant of restricted stock awards, provided that no more than ten percent (10%) of the shares subject to the Plan can be issued pursuant to restricted stock awards. The exercise price per share of Common Stock under each option may not be less than the fair market value on the date of grant or the par value of one share of the Company's Common Stock, whichever is greater and may be paid, at the election of the holder, in cash or by delivery of previously acquired Common Stock. Restricted stock awards will not require the payment of any cash consideration by the recipient to the Company. For any participant who owns stock or currently exercisable options which in the aggregate account for more than 10% of the voting power of the Company, the exercise price of any qualified incentive stock option granted under the 1998 Plan must be at least equal to 110% of fair market value on the date of grant and the aggregate fair market value of the Common Stock (determined at the date of option grant and based on the value of all qualified incentive stock options which become exercisable for the first time) for which any employee may be granted qualified incentive options under the 1998 Plan in any calendar year may not exceed $100,000. The closing price of a share of Common
Stock as reported on the NASDAQ System for January 29, 1998 was $22-7/8.
The 1998 Plan will terminate on January 20, 2008, or earlier if the shares reserved thereunder have been issued upon exercise of options or vesting of restricted stock awards. The 1998 Plan is to be administered by the Board of Directors or a compensation committee composed of at least two (2) members of the Board.

           Upon the grant of a restricted stock award under the 1998 Plan, a certificate representing the shares of Common Stock covered by the award will be issued in the name of the recipient of the award, after execution by the recipient of an award agreement and any other documents which the Board may require, but such certificate will be held in the custody of the Company. The shares covered by the award will be subject to the possibility of forfeiture in the event restrictions and conditions established by the Board at the time the award is granted are not satisfied, and such shares shall not be transferable by the recipient unless and until they are no longer subject to forfeiture. Such restrictions and conditions may include, among other things, specified measures of the Company's financial performance or the individual recipient's performance or continuation of the recipient's employment, or combinations thereof. During the period the shares covered by a restricted stock award are subject to forfeiture, the recipient of the award will have the rights and privileges of a stockholder as to such shares, including the right to vote the shares, but not the right to transfer or otherwise dispose of the shares or to receive dividends or distributions with respect to the shares. All dividends and distributions with respect to shares subject to forfeiture shall also be subject to the terms of the restricted stock award. If and when the restrictions and conditions established by the Board have been satisfied, the recipient will have unrestricted ownership of the shares and any dividends and distributions with respect thereto. Upon the grant of a restricted stock award, a compensation expense will be incurred for financial reporting purposes with respect to the shares covered by the award equal to the fair market value of the shares at the date of grant. This expense is reported over the period during which the shares are subject to forfeiture.

           The Board of Directors has the authority to determine, subject to the provisions of the 1998 Plan, to which employees or directors options or restricted stock awards are to be granted, the time at which options and awards are to be granted, the number of shares subject to options and awards granted to each individual from time to time, the option exercise price per share, the period over which the options and awards vest, whether the options are to be qualified or non-qualified incentive stock options, the period during which each option may be exercised and the conditions that are applicable to any restricted stock award or performance stock option. The Board may make all other determinations necessary for employee options and awards under the 1998 Plan. The Board may also accelerate the vesting date of any options and awards and, with the consent of the holder, cancel, modify or amend any option or award; provided that the Plan prohibits a reduction of option exercise prices except in connection with adjustments related to stock splits and other changes in capitalization of the Company. Any shares subject to options or awards which, for any reason, expire or are terminated or forfeited, become available again for options and awards under the 1998 Plan.

           Holders of options or awards are protected against dilution in the event of a stock dividend, share distribution, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares or similar action. The Board of Directors may from time to time adopt amendments to the 1998 Plan, provided that no amendments which would increase the number of shares for which options or awards may be granted may be effected without the consent of the holders of a majority of the outstanding shares of Common Stock present and voting at a duly held meeting of shareholders of the Company. The 1998 Plan may be suspended or terminated at any time by the Board of Directors, but such action cannot affect options or awards previously granted.

           Options to the extent exercisable on the date of termination of employment, are exercisable until thirty (30) days after termination except in the case of retirement with the consent of the Company or death. In the event the holder's employment is terminated for such retirement or death, an option may only be exercised, to the extent exercisable on the date of termination, during the six (6) months after the date of termination. In no event, however, may any option ever be exercised after its term has expired. All options expire immediately if termination of employment was for cause or without the consent of the Company.

           Upon the termination of employment of a recipient of a restricted stock award, unless otherwise determined by the Board if such termination is due to death, disability, normal retirement or with the consent of the Company, all of the shares which then remain subject to forfeiture shall automatically be forfeited and transferred to the Company at no cost to the Company. The Board may, if such termination is due to death, disability, normal retirement or with the consent of the Company, deem that the restrictions or conditions on all or any of the shares subject to forfeiture have been met, subject to such further terms and conditions, if any, as the Board may deem appropriate.

           The 1998 Plan provides that if a recipient of an option or award engages in activities which are in competition with those engaged in by the Company or other behavior contrary to the interests of the Company within one (1) year of leaving the employ of the Company, the Company may effect a forfeiture of any outstanding options and require such recipient to pay to the Company an amount equal to the difference between the market value of the shares acquired under options or awards exercised or vested within one (1) year prior to leaving the employ of the Company after deduction for, in the case of an option, the exercise price of the options.

           Under the Internal Revenue Code (the "Code"), no income is recognized by the recipient of a non-qualified incentive stock option at the time the option is granted. Upon exercise of a non-qualified incentive stock option, the option holder will recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares purchased over their option exercise price; provided, that if the holder pays the exercise price with previously acquired Common Stock, the holder will recognize ordinary income equal to the fair market value of that number of shares received which are in excess of the number of shares which were tendered as payment of the option. The Company will be entitled to a deduction equal to the ordinary income recognized by the holder.

           When an optionee or a recipient disposes of shares acquired by the exercise of a non-qualified incentive stock option, any amount received in excess of the fair market value of the shares used to determine previously recognized ordinary income and the optionee's basis in any shares tendered in payment of exercise of the option will be treated as a long-term or short-term capital gain, depending upon the holding period of the shares. If the amount received is less than such values, the loss will be treated as a long-term or short-term capital loss, depending upon the holding period of the shares.

           As in the case of a non-qualified incentive stock option, upon the grant of a qualified incentive stock option, the optionee will not recognize income. However, unlike the holder of a non-qualified incentive stock option, the holder of a qualified incentive stock option will not recognize income on the exercise of the qualified incentive stock option, but will recognize income only when he subsequently disposes of the shares. However, the amount of the income not recognized is a tax preference item for the purposes of the alternate minimum tax.
If the disposition is not earlier that the later of one year from the date of exercise or two years from the date of grant of the option, the difference between the option price and the sale price will be recognized by the optionee as income and taxed at capital gains rates. If the disposition occurs prior to the later of one year from the date of exercise or two years from the date of grant, the employee will recognize ordinary income equal to the excess, if any, between (a) the lesser of the fair market value of the shares on the date of exercise of the option, or the amount realized on the disposition of the shares acquired on exercise and (b) the purchase price paid for the shares, and will recognize a long-term or short-term capital gain (depending on the holding period) on any further gain measured by the excess if any, between the amount received upon disposition of the shares and the fair market value of the shares on the date of exercise of the option. If the employee makes an early disposition of the shares, the Company will be entitled to an income tax deduction equal to the amount recognized by the employee as ordinary income. The transfer of stock acquired pursuant to the exercise of a qualified incentive stock option as payment of the exercise price in connection with the exercise of a second qualified incentive stock option will be treated as an early disposition of such stock if made prior to the later of two (2) years from the date of grant or one (1) year from date of exercise, with the tax consequences described above.

           Unless a recipient of a restricted stock award elects to be taxed at the time of grant with respect to the shares subject to the award, the recipient will not recognize income until the possibility of forfeiture shall lapse. When and as the possibility of forfeiture shall lapse, the recipient will recognize ordinary income in an amount equal to the fair market value of the shares at that time. A recipient of a restricted stock award may elect, within thirty (30) days following the date of grant, to recognize ordinary income at the date of the grant with respect to the shares subject to the award in an amount equal to the fair market value of the shares at the date of grant, determined without regard to the possibility of forfeiture. The Company will be entitled to a deduction at the time ordinary income is recognized by a recipient of a restricted stock award equal to the amount so recognized. If a recipient of a restricted stock award elects to be taxed at the date of grant and the shares are subsequently forfeited, the recipient is not entitled to a deduction as a consequence of such forfeiture and the Company must include as ordinary income the amount it previously deducted with respect to such award. Any dividends with respect to shares subject to forfeiture pursuant to a restricted stock award granted to a recipient who has not elected to be taxed at the date of grant of the award are treated as additional compensation taxable as ordinary income to the recipient and deductible by the Company when received by the recipient.
If an election has been made to be taxed at the date of grant, the dividends represent ordinary dividend income to the recipient and are not deductible by the Company.

           To the extent that the exerciseability of any options are accelerated on account of a proposed dissolution or liquidation of the Company, or a sale of substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, the value of the options at the time of vesting could be treated as a "parachute payment" subject to an excise tax imposed on the holder. Such consequences would only follow, however, if the total "parachute payments" (including the value of the option) were of sufficient magnitude to give rise to "excess parachute payments" as defined in the Code.

           Section 162(m) of the Internal Revenue Code may limit the deductibility by the Company of compensation recognized by executive officers under options or awards to the extent it exceeds certain threshold levels unless such options or awards are issued as "performance stock options" as defined by Section 162(m). The 1998 Plan allows for the issuance of performance stock options.

           The foregoing, while summarizing the Federal income tax implications with respect to options and awards which may be granted under the 1998
Plan, does not purport to be a detailed account of such tax treatment and various current legislative and accounting proposals would alter the tax and financial implications of options and awards under the 1998 Plan.

           Adoption of the 1998 Plan is subject to the approval by the favorable vote of the holders of a majority of the outstanding shares of Common Stock present and voting at a duly held meeting of shareholders of the Company.


      The Board of Directors recommends a vote FOR this proposal.



                    RATIFICATION OF APPOINTMENT OF
               INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

           Subject to ratification by the shareholders at the Annual Meeting, the Board of Directors has appointed Deloitte & Touche LLP to serve as the independent certified public accountants for the Company for its 1998 fiscal year end. Deloitte & Touche LLP has served as the Company's independent certified public accountants since July 1991. Representatives of Deloitte & Touche LLP are expected to be present at the Annual
Meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

           The affirmative vote of the majority of the votes cast by the holders of the Company's Common Stock on this proposal shall constitute ratification of the appointment of Deloitte & Touche LLP.

           If the shareholders by the affirmative vote of a majority of the Common Stock represented at the Annual Meeting do not ratify the appointment of Deloitte & Touche LLP, the selection of independent certified public accountants will be reconsidered by the Board of Directors.


      The Board of Directors recommends a vote FOR this proposal.



                             OTHER MATTERS

           As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual
Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.

SHAREHOLDER PROPOSALS

           Shareholder proposals intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company no later than October 15, 1998 and must meet certain eligibility requirements of the Securities and Exchange Commission. Proposals may be mailed to Photronics, Inc. to the attention of Jeffrey P. Moonan, 1061 East
Indiantown Road, Jupiter, Florida 33477.


SOLICITATION OF PROXIES AND COST THEREOF

           This proxy solicitation is being made by the Board of Directors of the Company and the cost of such solicitation of proxies will be borne by the Company. In addition to solicitation of the proxies by use of the mails, employees of the Company, without extra remuneration, may solicit proxies personally or by telephone or cable. The Company will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.


                                       By order of the Board of Directors



                                               Jeffrey P. Moonan
                                                   Secretary












February 12, 1998

                               P R O X Y
                              ___________

                            Photronics, Inc.

                  1998 Annual Meeting of Shareholders

                            March 18, 1998
          ___________________________________________________


The undersigned hereby appoints Constantine S. Macricostas, Michael J. Yomazzo and Jeffrey P. Moonan, or any one or more of them acting in the absence of the others, with full power of substitution, proxies for the undersigned, to vote at the 1998 Annual Meeting of Shareholders of Photronics, Inc. to be held at 10:00 a.m. on March 18, 1998 at the Hotel Inter-Continental, 111 East 48th Street, New York, New York 10017, and at any adjournment or adjournments thereof according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.

1)   To elect the following five (5) directors:

     Walter M. Fiederowicz       Yukio Tagawa      Constantine S. Macricostas
     Joseph A. Fiorita, Jr.                                Michael J. Yomazzo

     ----
     ----  FOR all nominees listed above (except as marked to the contrary below).
     ----
     ----  Withhold authority to vote for all nominees listed above.
           INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name below:

           ___________________________________________________________________

2)   To approve the 1998 Stock Option Plan of the Company.

     -----                  -----                    -----
     ----- FOR              ----- AGAINST            ----- ABSTAIN

3) To ratify the appointment of Deloitte & Touche LLP as the independent certified public accountants of the Company for the 1998 fiscal year.

     -----                  -----                    -----
     ----- FOR              ----- AGAINST            ----- ABSTAIN

4) To transact such other business as may properly come before the meeting or any adjournments thereof.

            (Please date and sign proxy card on other side)






   THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The shares represented by this proxy card will be voted (or not voted) on Items 1, 2 and 3, as directed by the shareholder, but if no direction is indicated, will be voted FOR each thereof. The management recommends a vote FOR each of the proposals.

Please sign as name(s) appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


           ____________________________________________________________________
                                        Signature(s)

           ____________________________________________________________________
                                        Signature(s)

           Dated:____________________



Please mark, sign, date and return the proxy card using the enclosed envelope.

                           Appendix "A"

                         PHOTRONICS, INC.

                      1998 STOCK OPTION PLAN


(1)         PURPOSES OF THE PLAN
            The purposes of this 1998 Stock Option Plan are:

            (a) To attract and retain the best available personnel for positions of substantial responsibility (both as Employees and as Outside Directors) in respect of the business of PHOTRONICS, INC., and any current subsidiary or any subsidiary which PHOTRONICS, INC.
may hereafter organize or acquire;

            (b)     To provide additional incentive to such personnel; and

            (c)     To promote the success of the business.

(2)         DEFINITIONS
            As used herein, the following definitions shall apply:

            (a) "Board" shall mean the Board of Directors of PHOTRONICS, INC.

            (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (c) "Compensation Committee" shall mean a committee of the Board composed of at least two (2) members of the Board who may be "disinterested persons" as defined in Rule 16b-3(c)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), or any successor provision thereto.

            (d) "Common Stock" shall mean the Common Stock of the Company.

            (e)     "Company" shall mean PHOTRONICS, INC.

            (f) "Outside Director" shall mean a member of the Company's Board of Directors who is not also an Employee.

            (g) "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code or in any successor provision thereto.

            (h) "Employee" shall mean a regular, salaried common law employee of the Company or any of its subsidiaries or affiliates.

            (i) "Option" shall mean a stock option granted pursuant to the Plan.

            (j) "Option Agreement" shall mean the Stock Option Agreement entered into between the Company and an Employee or Outside
Director upon the grant of an Option.

            (k) "Option Price" shall mean the exercise price determined pursuant to Section 4 hereof for the Shares to be issued pursuant to any Option granted under the Plan.

            (l) "Optioned Stock" shall mean the stock subject to an Option or Restricted Stock Award granted pursuant to the Plan.

            (m) "Optionee" shall mean an Employee or Outside Director who receives an Option or Restricted Stock Award.

            (n) "Performance Stock Option" means an Option which is subject to conditions which render it a Performance Stock Option under applicable law.

            (o)     "Plan" shall mean this 1998 Stock Option Plan.

            (p) "Restricted Stock Award" means a restricted stock award granted pursuant to the Plan.

            (q) "Restricted Stock Award Agreement" means the Restricted Stock Award Agreement entered into between the Company and an Employee or Outside Director upon the grant of a Restricted Stock
Award.

            (r) "Share" shall mean a share of the Common Stock of the Company as adjusted in accordance with Section 14 of the Plan.

            (s) "10% Shareholder" shall mean an individual who at the time an Option is granted hereunder owns, within the meaning of
Section 422(b)(6) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations.

(3)         STOCK SUBJECT TO THE PLAN
            Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares which may be optioned and sold or which may be issued and not subsequently forfeited pursuant to Restricted Stock Awards under the Plan, is one million (1,000,000) Shares of the Common Stock of the Company provided, that no more than ten percent (10%) of the Shares authorized for issuance under this Plan may be issued pursuant to Restricted Stock Awards and no more than fifteen percent (15%) of the Shares authorized for issuance under this Plan may be issued to any one person during any one calendar year. Such Shares may be authorized but unissued or may be treasury shares.

            If an Option should expire or become unexercisable for any reason without having been exercised in full or any shares issued pursuant to a Restricted Stock Award are forfeited, the unpurchased or forfeited Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for other
Option(s) or Restricted Stock Awards under the Plan.

(4)         ADMINISTRATION OF THE PLAN
            (a)     Procedure
            The Plan shall be administered by the Board or the Compensation Committee. Members of the Board who are either eligible for grants under this Plan or have been given grants under this Plan may vote on any matters affecting the administration of the Plan or the grant of any Options or Restricted Stock Awards pursuant to the Plan, except that no such member shall act upon the granting of an Option or Restricted Stock Award to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options or Restricted Stock Awards to him.

            (b)     Powers of the Board and the Committee
            Subject to the provisions of the Plan, the Board or the Compensation Committee shall have the authority:

                    (i) to grant to any eligible Employee or Outside Director an Option or Restricted Stock Award, which shall be conditioned on the execution by such Employee or Outside Director of an Option
Agreement or Restricted Stock Award Agreement in the form approved by the Board or the Committee;

                    (ii) to determine the Option Price for any Shares to be issued pursuant to an Option granted under the Plan, whether an Option is to be a Performance Stock Option and the conditions applicable to such Options, the conditions applicable to any Restricted Stock Award, the Employees or Outside Directors to whom and the time or times at which Options or Restricted Stock Awards shall be granted, to determine the exercise or vesting date of Options and Restricted Stock Awards, whether the Option shall be a non-qualified or an incentive stock option (as defined in Section
422 of the Code or any successor provision thereto) and the number of Shares to be represented by each Option or Restricted Stock
Award, and the term of each Option which in no event shall be more than ten (10) years from the date of the grant of the Option (five
[5] years in the case of an incentive stock option granted to a 10% owner);

                    (iii) to interpret the Plan;

                    (iv) to prescribe, amend and rescind rules and regulations relating to the Plan;

                    (v) to determine the terms and provisions of each Option granted under the Plan (which need not be identical) and, with the consent of the holder thereof, to modify or amend each Option or Restricted Stock Award; provided, however, that in no event may the exercise price of an Option be reduced (except pursuant to Section
14) after it is issued;

                    (vi) to accelerate any exercise date of any Option or Restricted Stock Award except that the exercise date of any Option or Restricted Stock Award granted to any director or executive officer cannot be accelerated without such holder's consent if such acceleration would result in liability under Section 16 of the Act, or any successor provision thereto;

                    (vii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Restricted Stock Award previously granted by the Board or the Compensation Committee; and

                    (viii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

            (c) Effect of Board's or Compensation Committee's Decision All decisions, determinations and interpretations of the
Board or the Compensation Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

(5)         ELIGIBILITY
            Options and Restricted Stock Awards under the Plan may be granted only to such Employees or to such Outside Directors as the Board or the Compensation Committee shall select. An Employee or Outside Director who has been granted an Option or Restricted Stock Award may, if he is otherwise eligible, be granted additional
Options or Restricted Stock Awards. Incentive stock options may be granted only to an "employee" of the Company, as that term is used
Section 422 of the Code or any successor provision thereto. No incentive stock option may be granted to a 10% Shareholder unless the Option Price is at least 110% of the fair market value of such stock on date of grant and the term of such option does not exceed five (5) years.

(6)         TERM OF PLAN
            Subject to the provisions of Section 22 hereof, the Plan shall become effective on adoption by the Board. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated under Section 18 hereof.

(7)         TERM OF OPTION OR RESTRICTED STOCK AWARD
            Except as provided under Code Section 422(c)(5) with respect to a 10% Shareholder's incentive stock option and unless of shorter duration as provided in the terms of an Option or Restricted Stock
Award Agreement, the term of each Option or forfeiture period for a Restricted Stock Award granted under the Plan shall be determined by the Board or the Compensation Committee but, in no event, shall it be for a period in excess of ten (10) years from the date of grant thereof.

(8)         MAXIMUM ALLOTMENT OF OPTIONS
            The aggregate fair market value (determined as of the date the Option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year under the Plan and all other plans of the Company or any parent or subsidiary of the Company shall not exceed $100,000 or such other amount as is permitted by the Code.

(9)         OPTION PRICE
            The Option Price for the Shares to be issued pursuant to any Option shall be as stated in the Option Agreement and shall be not less than the greater of (a) the fair market value of such Shares on date of grant of the Option as determined by the Board or the Compensation Committee (except that with respect to an incentive stock option issued to a 10% Shareholder, 110% of the fair market value), or (b) the par value of such Shares. Except pursuant to
Section 14, in no event shall the Option Price for an Option be reduced after it is issued.

(10)        EXERCISE OF OPTIONS
            (a)     Procedure for Exercise
            Any Option shall be exercisable on such terms and conditions as are set forth in the Option Agreement. The purchase price of the Shares as to which an Option shall be exercised shall be paid in full at the time of exercise at the election of the holder of an
Option:

                    (i) in cash or currency of the United States of America;

                    (ii) by tendering to the Company shares of the Company's Common Stock, then owned by him, having a fair market value equal to the cash exercise price applicable to the purchase price of the Shares as to which an Option is being exercised; or

                    (iii) partly in cash and partly in shares of the Company's Common Stock valued at fair market value.

            Such fair market value shall be determined as of the close of the business day immediately preceding the day on which the Option is exercised by the Board or the Compensation Committee, whose determination shall be final and conclusive. An Option shall be deemed to be exercised when:

                    (i) written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option;

                    (ii) payment as described above for the Shares with respect to which the Option is exercised has been received by the Company; and

                    (iii) such payment is accompanied by any representations or agreements required by the terms of this Plan or the Option
Agreement.

            A holder of an Option shall not have any rights to dividends or any other rights as a stockholder of the Company with respect to any shares covered by his Option until such shares shall have been issued to him as reflected by the books and records maintained by the Company's transfer agent relating to stockholders of the Company.

            (b) Termination of Employment or Director Relationship/ Death or Disability of Optionee

                    (i) If an Optionee shall cease to be an Employee or Outside Director by reason of discharge or termination, as applicable, his right to exercise any non-qualified stock options shall cease thirty (30) days (except to the extent otherwise provided in [ii] below) after the date of such discharge or termination; provided, however, that if his employment is terminated for cause or without the consent of the Company, said
Option shall terminate immediately. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting, nor shall it interfere in any way with his right or the Company's right to terminate such relationship at any time subject to the provisions of any applicable contract. An Option may be exercised under this paragraph only to the extent of the accrued right to exercise at the time of discharge or termination, as the case may be, and only to the extent that the Option is otherwise exercisable pursuant to the initial term provided for in the Option Agreement covering such Option.

                    (ii) In the event of the death or disability of an Optionee, any non-qualified stock options which were exercisable by the Optionee on the date of his death or disability shall remain exercisable for a period of six (6) months by the Optionee, the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance. An Option may be exercised under this paragraph only to the extent of the accrued right to exercise at the time of death or disability, as the case may be, and only to the extent that the Option is otherwise exercisable pursuant to its initial term.

(11) NON-TRANSFERABILITY OF OPTIONS AND RESTRICTED STOCK AWARDS The Option and, unless and until the shares subject to a
Restricted Stock Award are no longer subject to forfeiture, shares subject to a Restricted Stock Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and an Option may be exercised during the lifetime of the Optionee only by the Optionee.

(12)        RESTRICTED STOCK AWARD
            The Shares subject to a Restricted Stock Award shall be issued in the name of the recipient as soon as reasonably practicable after the date of grant of the Restricted Stock Award (and after the recipient has executed a Restricted Stock Award Agreement and any other documents which the Board or the Compensation Committee, in its absolute discretion, may require) without the requirement for payment of any cash consideration by such recipient, but shall be held by the Company until all risk of forfeiture shall have lapsed. Any certificate representing such Shares may bear such restrictive legend, if any, as the Board or the Compensation
Committee may determine.  Shares issued pursuant to Restricted
Stock Awards shall be subject to such restrictions, terms and conditions as the Board or the Compensation Committee may establish, which may include, without limitation, the achievement of specific goals, and shall vest at such time or times as the Board or the Compensation Committee shall determine. The Board or the Compensation Committee may, in their sole discretion, make such adjustments to the goals applicable to a Restricted Stock Award as they deem necessary or advisable due to changes in criteria used for the specific goals or other factors which they deem appropriate.

            Upon issuance of the Shares subject to a Restricted Stock Award, the recipient shall, subject to Section ll, have all the rights of a stockholder with respect to such Shares, including the right to vote such Shares, but all dividends and other distributions paid or made with respect to such Shares shall be held by the Company subject to the restrictions, terms and conditions of the Restricted Stock Award.

            As promptly as practicable after the shares of Common Stock subject to a Restricted Stock Award, cease to be subject to forfeiture, the certificate representing such Shares, or a new certificate without any inapplicable restrictive legend if the original certificate bore a restrictive legend, shall be delivered to the recipient or, in the event of the death of a recipient prior to delivery, to his personal representative.

            In the event of the termination of employment of a recipient of a Restricted Stock Award with the consent of the Company or due to death, disability or normal retirement, the Board or the Compensation Committee may, in its sole discretion, deem that the restrictions, terms and conditions of the Restricted Stock Award have been met for all or part of the Shares subject thereto, subject to such further terms and conditions, if any, as the Board or the Compensation Committee may determine.

(13)        FORFEITURE OF OPTIONS AND REPAYMENT OF MARKET
            VALUE OF OPTIONS OR AWARDS
            If, at any time within one (1) year after an Optionee ceases to be an Employee or Outside Director, such Optionee engages in any activity in competition with any activity of the Company, or inimical, contrary or harmful to the interests of the Company, including, but not limited to:

            (a) conduct related to such Optionee's employment for which either criminal or civil penalties against the Optionee may be sought;

            (b) violation of Company policies, including, without limitation, the Company's insider trading policy;

            (c) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company, including employing or recruiting any present, former or future employee of the Company;

            (d) disclosing or mis-using any confidential information or material concerning the Company; or,

            (e)     participating in a hostile takeover attempt, then:
                    (i) Options and Restricted Stock Awards shall terminate effective the date on which such Optionee enters into such activity, unless terminated sooner by operation of another term or condition of this Plan;

                    (ii) the aggregate difference between the exercise price of Options exercised within one (1) year of the date (the
"Termination Date") Optionee ceased to be an Employee or Outside
Consultant and the closing market value of the Shares covered by such Options; and

                    (iii) the aggregate of the closing market value for all Shares subject to Restricted Stock Awards as to which forfeiture provision expired within one (1) year prior to the Termination Date shall be paid by the Optionee to the Company.

            By accepting any Option or Restricted Stock Award, each Optionee consents to a deduction from any amounts the Company owes such Optionee from time to time (including amounts owed as wages or other compensation, fringe benefits or vacation pay, as well as any other amounts owed by the Company), to the extent of the amounts the Optionee owes the Company under the foregoing paragraph. Whether or not the Company elects to make any set-off in whole or in part, if the company does not recover by means of set-off the full amount the Optionee owes it, calculated as set forth above, each Optionee agrees to pay immediately the unpaid balance to the Company. Optionees may be released from their obligations under this Section above only by the Board of Directors or the Compensation Committee.

(14)        ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
            In the event there is any change in the Common Stock through the declaration of stock dividends, or through a recapitalization resulting in a stock split, or combination or exchange of Shares, or reorganization, or otherwise, the Board or the Compensation
Committee shall appropriately adjust the number or class of Shares covered by any Option or Restricted Stock Award, as well as the price to be paid therefor; and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of Shares available under the Plan shall be appropriately adjusted.

            No fractional Shares of the Common Stock shall be issuable on account of any action aforesaid, and the aggregate number of Shares then covered by the Option or Restricted Stock Award when changed as a result of such action shall be reduced to the largest number of whole Shares resulting from such action unless the Board or the Compensation Committee, in its discretion, shall determine to issue scrip certificates in respect of any fractional Shares, which scrip certificates shall be in a form and have such terms and conditions as the Board or the Compensation Committee in its discretion shall prescribe.

(15)        MERGER, CONSOLIDATION, ETC.
            In the event that any consolidation of the Company with, or merger of the Company into, any other corporation (other than a consolidation or merger in which the Company is the continuing corporation) or any sale or transfer of all or substantially all of the assets of the Company is contemplated, the Board may provide that any Optionee shall be given the opportunity to exercise any and all Options which such Optionee then holds prior to such consolidation, merger or sale of assets and, notwithstanding any provisions of this Plan or of an Option Agreement to the contrary, the exercisability of such Option shall be accelerated as appropriate to allow for such exercise and the Board may terminate each outstanding Option as of a date to be fixed by the Board or Compensation Committee, which shall not be earlier than five (5) days after the date such Options become exercisable.

(16)        WITHHOLDING TAX
            The Company may make such provisions (including accepting Shares as payment or reducing the number of Shares to be issued) as it may deem appropriate for the withholding of any taxes which the Company determines it is required to withhold in connection with the grant or exercise of any Option or Restricted Stock Award or the disposition of any Common Stock acquired pursuant to the exercise of an Option or Restricted Stock Award. If an Optionee who exercises all or part of an Option subsequently disposes of Common Stock in a "disqualifying disposition" described under Code
Section 422(c)(2), such Optionee shall so notify the Company, forward such information as is thereby requested by the Company and, if so requested by the Company, pay to the Company such dollar amounts as are necessary to satisfy the Company's tax withholding obligations resulting from such disposition.

(17)        TIME OF GRANTING OPTIONS
            The date of grant of an Option or Restricted Stock Award under the Plan shall for all purposes be the date on which the Board or Compensation Committee makes the determination granting such Option or Restricted Stock Award. Notice of the determination shall be given to the Optionee within a reasonable time after the date of such grant.

(18)        AMENDMENT AND TERMINATION OF THE PLAN
            (a)     Amendment
                    The Board, without approval of the shareholders, may amend the Plan from time to time in such respects as the Board may deem advisable except that the Board may not, except with approval of the shareholders, amend the eligibility requirements of this Plan or increase the number of shares subject to this Plan except as permitted by Section 14.

            (b)     Termination
                    The Board, without approval of the shareholders, may at any time terminate the Plan.

            (c)     Effect of Amendment or Termination
                    Any such amendment or termination of the Plan shall not affect Options or Restricted Stock Awards already granted, and such Options or Restricted Stock Awards shall remain in full force and effect as if this Plan had not been amended or terminated and shall be deemed to incorporate the terms of this Plan as it existed on the dates the Options or Restricted Stock Awards were granted.

(19)        CONDITIONS UPON ISSUANCE OF SHARES
            Shares shall not be issued with respect to an Option or Restricted Stock Award granted under the Plan unless the exercise of such Option or termination of the forfeiture period for such Restricted Stock Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Act, the rules and regulations promulgated thereunder, the requirements of any stock exchange upon which the Shares may then be listed, and applicable state securities laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is necessary or desirable under any of the aforementioned relevant provisions of law.

(20)        RESERVATION OF SHARES
            During the terms of this Plan, the Company will at all times reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

            Inability of the Company to obtain from any regulatory body having jurisdiction such authority as is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

(21)        GOVERNING LAW
            The Plan and the rights of all persons hereunder shall be governed by the laws of the State of Connecticut, without regard to principles of conflict of laws.

(22)        MISCELLANEOUS
            Participation under the Plan shall not affect eligibility for any profit-sharing, bonus, insurance, pension, or other extra compensation plan which the Company or any subsidiary may at any time adopt for employees, except to the extent that any law or regulation governing any such plan so provides. By acceptance of a grant of an Option or Restricted Stock Award under the Plan, each employee shall be deemed to agree that any income realized upon the receipt or exercise thereof or upon the disposition of the shares received pursuant thereto is special incentive compensation and will not be taken into account as "wages", "salary" or "compensation" in determining the amount of any payment under any pension, retirement, incentive, profit-sharing, employee stock purchase or deferred compensation plan of the Company or any subsidiary.

(23)        SHAREHOLDERS' APPROVAL
            The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at a duly held shareholders' meeting within twelve (12) months before or after adoption of the Plan by the Board and any Option or Restricted Stock Award, granted hereunder prior to such approval shall be conditioned thereon.